UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2008 (June 17, 2008)

Lorillard, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34097

Delaware	13-1911176
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

714 Green Valley Road, Greensboro, North Carolina 27408-7018

(Address of principal executive offices, including zip code)

(336) 335-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The Company will post to its website (www.lorillard.com) a presentation concerning its products and services generally, financial results, business opportunities and related matters. This presentation will be discussed during its presentation to analysts, which will be webcast live at 4:30 p.m. EDT. A copy of the slide presentation is furnished as Exhibit 99.1 to this Form 8-K.

The information under Item 7.01 and in Exhibit 99.1 in this Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Lorillard, Inc. slide presentation dated June 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORILLARD, INC.
(Registrant)

Dated: June 17, 2008	By:	/s/ Ronald S. Milstein
Ronald S. Milstein
Senior Vice President, Legal and
External Affairs, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Lorillard, Inc. slide presentation dated June 2008